UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

PEPCO HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined.):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 20, 2011 PEPCO HOLDINGS, INC. BROKER LOGO HERE Return Address Line 1 Return Address Line 2 Return Address Line 3 51 MERCEDES WAY EDGEWOOD NY 11717 Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1 1 OF 2 12 15 Meeting Information Meeting Type: Annual Meeting For holders as of: March 21, 2011 Date: May 20, 2011 Time: 10:00AM EDT Location: 701 Ninth Street, N.W. Edison Place Conference Center Second Floor Washington, D.C. 20068 You are receiving this communication because you hold shares in the above named company. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain proxy materials and voting instructions. B A R C O D E Broadridge Internal Use Only Job # Envelope # Sequence # # of # Sequence # 0000099070_1 R1.0.0.11699

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: 1. Notice, Proxy Statement & Annual Report How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 01, 2011 to facilitate timely delivery.

How To Vote Please Choose One of the Following Voting Methods

Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions. Vote By Telephone: To vote now by telephone, call 1-800-454-8683. Please refer to the proposals and follow the instructions. Vote By Mail: Mark, sign and date your voting form and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

0000099070_2 R1.0.0.11699

Internal Use Only

Voting items	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends that you vote FOR the following:	☐	☐	☐	______________________

1. Election of Directors

Nominees

01 Jack B Dunn IV	02 Terence C Golden	03 Patrick T Harker	04 Frank O Heintz	05 Barbara J Krumsiek
06 George F MacCormack	07 Lawrence C Nussdorf	08 Patricia A Oelrich	09 Joseph M Rigby	10 Frank K Ross
11 Pauline A Schneider	12 Lester P Silverman			

The Board of Directors recommends you vote FOR the following proposal(s):	For	Against	Abstain
2. A proposal to approve, by non-binding vote, the compensation of the Company's named executive officers.	☐	☐	☐

The Board of Directors recommends you vote 1 YEAR on the following proposal:	1 year	2 years	3 years	Abstain
3. A proposal recommending, by non-binding vote, the frequency of an advisory vote on the compensation of the Company's named executive officers.	☐	☐	☐	☐

The Board of Directors recommends you vote FOR the following proposal(s):	For	Against	Abstain
4. A proposal to ratify the appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm of the Company for 2011.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof. See page 1 of Proxy Statement for admission procedures.

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0000099070_3 R1.0.0.11699

Non-Voting items

PLEASE “X” HERE ONLY IF YOU PLAN

TO ATTEND THE MEETING AND VOTE

THESE SHARES IN PERSON

Voting Instructions

THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO

BANKS AND BROKERS

AS REQUIRED BY THE NEW YORK STOCK EXCHANGE

Signature 1 - (Please sign on line) Signature 2 - (Joint Owners) Date - (Please print date)

Internal Use

Only

0000099070_4 R1.0.0.11699

*** Exercise Your *Right* to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 20, 2011

PEPCO HOLDINGS, INC.

BROKER
LOGO
HERE

Return Address Line 1
Return Address Line 2
Return Address Line 3
51 MERCEDES WAY
EDGEWOOD NY 11717

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

1 OF 2
12
15

0000099069_1 R1.0.0.11699

Meeting Information

Meeting Type: Annual Meeting
For holders as of: March 21, 2011
Date: May 20, 2011 **Time:** 10:00 AM EDT
Location: 701 Ninth Street, N.W.
Edison Place Conference Center
Second Floor
Washington, D.C. 20068

BARCODE

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at *www.proxyvote.com* or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

Broadridge Internal Use Only
Job #
Envelope #
Sequence #
of # Sequence

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: 1. Notice, Proxy Statement & Annual Report How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 01, 2011 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form. Internal Use Only 0000099069_2 R1.0.0.11699

Voting items

The Board of Directors recommends that you vote FOR the following:

1. Election of Directors

Nominees

01	Jack B Dunn IV	02	Terence C Golden	03	Patrick T Harker	04	Frank O Heintz	05	Barbara J Krumsiek
06	George F MacCormack	07	Lawrence C Nussdorf	08	Patricia A Oelrich	09	Joseph M Rigby	10	Frank K Ross
11	Pauline A Schneider	12	Lester P Silverman						

The Board of Directors recommends you vote FOR the following proposal(s):

2. A proposal to approve, by non-binding vote, the compensation of the Company's named executive officers.

The Board of Directors recommends you vote 1 YEAR on the following proposal:

3. A proposal recommending, by non-binding vote, the frequency of an advisory vote on the compensation of the Company's named executive officers.

The Board of Directors recommends you vote FOR the following proposal(s):

4. A proposal to ratify the appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm of the Company for 2011.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof. See page 1 of Proxy Statement for admission procedures.

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Broadridge Internal Use Only
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Cusip
Job #
Envelope #
Sequence #
of # Sequence

0000099069_3 R1.0.0.11699

Reserved for Broadridge Internal Control Information Voting Instructions THIS SPACE RESERVED FOR LANGUAGE PERTAINING TO BANKS AND BROKERS AS REQUIRED BY THE NEW YORK STOCK EXCHANGE THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE Broadridge Internal Use Only P99999-010 12 Job # Envelope # Sequence 15 # # of # Sequence # OF## 0000099069_4 R1.0.0.11699